Bob Baldwin Vice Chairman 2012 Investor Day 1

Time Session Speaker 8:30 AM Continental Breakfast Network with HPY Leaders 9:00 AM Welcome, Safe Harbor, etc. Bob Baldwin 9:05 AM Merchant Empowerment Bob Carr 9:25 AM Network Services Ian Drysdale 9:45 AM Hospitality David Gilbert 10:05 AM Strategic Markets Mike Lawler 10:25 AM Chairman/Presidents’ Q&A Bob Carr, Ian Drysdale, David Gilbert, Mike Lawler 10:45 AM Break 11:00 AM Technology Kris Herrin 11:20 AM CFO Presentation Maria Rueda 11:40 AM Summary Bob Baldwin 12:00 PM Tech, CFO, Summary Q&A Kris Herrin, Maria Rueda, Bob Baldwin 12:15 PM Lunch with Heartland Leadership Agenda

This presentation includes certain forward-looking statements that are based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements include the information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, the effects of future regulation and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words ''believe,'' ''expect,'' ''anticipate,'' ''intend,'' ''plan,'' ''estimate'' or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward- looking statements. We do not have any intention or obligation to update any forward- looking statements. You should understand that many important factors, in addition to those discussed in this presentation, could cause our results to differ materially from those expressed in the forward looking statements. These factors include, without limitation, the significantly unfavorable economic conditions facing the United States, the results and effects of the breach of our payment systems environment, our competitive environment, the business cycles and credit risks of our merchants, chargeback liability, merchant attrition, problems with our bank sponsor, our reliance on other bank card payment processors, our inability to pass increased interchange fees along to our merchants, the unauthorized disclosure of merchant data, system failures and government regulation. Safe Harbor Statement

Bob Carr Chairman and Chief Executive Officer Welcome 4

Heartland Growth 5

Heartland Growth Continued 6 $(0.20) $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 GAAP EPS EPS before 123R

What Heartland Provides  Heartland is NOT just in the narrow sector of merchant acquiring.  Heartland is also a core business services and marketing services provider.  We are building our base of services that includes: – Payroll services – Managed Telecommunication services – Gift and Loyalty services – Point-of-Sale services 7 Payroll Managed Telecommunications Gift and Loyalty Point-of-Sale

Our Sales Organization  Heartland’s Feet on the Street  W-2 sales professionals: We hire, train, incent and work with every day  1,000 Sales Professionals 8

How We Deliver the Heartland Difference  Merchant Bill of Rights  Durbin Dollar Savings 9

New Organizational Structure David L. Gilbert President - Hospitality Group  More than 30 years of hospitality experience  Track record of leading successful growth while developing and maintaining brand identity and implementing strategic change  Responsibilities: growth and development of Heartland’s portfolio and services within several industries: ─ Including restaurants ─ Lodging ─ Affiliated markets ─ Prior to joining Heartland, Mr. Gilbert was the chief operating officer of the National Restaurant Association (NRA) 10

New Organizational Structure Michael A. Lawler President - Strategic Markets Group  Extensive background in business development, mergers and acquisitions (M&A), and payments.  Responsibilities: growth and development within several key markets including: services, education, healthcare, government, utilities and micropayments.  Prior position as chief of corporate development. Prior to joining Heartland, Mr. Lawler was a senior vice president at Tier Technologies, Inc. 11

New Organizational Structure Ian M. Drysdale President – Network Solutions  More than 20 years of experience in developing and managing new markets for payments leaders at both the point of sale and online  Responsibilities: growth in the eCommerce, retail, rewards marketing, and petroleum marketplaces.  Prior to joining Heartland, Mr. Drysdale worked at WorldPay, and before WorldPay held market- focused executive positions with First Data Corporation. 12

Thank you. 13

Ian M. Drysdale Group President, Network Solutions Network Solutions 14

Network Solutions

Heartland PAYMENT SYSTEMS

- P&L
  - Petroleum
  - Heartland Loyalty Marketing
- Functional
  - Mobile convergence, promotion, offer enablement and distribution
  - Mid-market and national sales expansion
  - Retail POS development
- Agenda
  - Initial Impressions
  - Market Dynamics and Approach
  - eCommerce Opportunity
  - SmartLink

- New Market Development
  - eCommerce > $1.5B Revenue Market
    - SME web enablement
    - eTail
    - Digital goods
    - B2B
  - SmartLink > $1B Emerging Market
    - Managed network service
    - Fills new market niche
    - Expansion / growth
  - Frictionless / Aggregated Commerce
  - Retail Market Expansion
  - Grocery Market Development

15

Initial Impressions of Heartland Payment Systems  Industry view — Highly reputable — Honest — Independent — Innovative — Long term approach  Culture — Upbeat, unified approach — Contrast with Issuer / Acquirers / Processors — Enhancing competitive advantage — Merchant advocate — Encouraging eCommerce / POS / mobile convergence  Platforms — Robust Internet gateway for eCommerce, POS and mobile — Mobile apps developed with vertical specific features — Authorization / capture for any vertical — Heartland Loyalty Marketing, stored value, online SKU based RFM Internal & Confidential

Market Dynamics and the Heartland Approach  Key Market Dynamics — Convergence of Retail, eCommerce and Mobile — Rewards / Offers / Coupons to drive consumers to merchants — eCommerce is a dynamic opportunity that enhances the POS and mobile value proposition — Frictionless commerce will become an industry standard — Durbin and routing have created a shift in power  Approach — Create new revenue streams by increasing the POS value chain beyond acquiring adding mobile and electronic promotion — Moving from payment switch to value switch including promotion, offers and loyalty — To gain real estate for SME merchant brands with wallet entrants — Building out eCommerce functionality for RM and other clients — Building out sophisticated transaction switching to reduce cost Internal & Confidential Boston and NYC pilots shows merchant interest and positive target market fit. • Up to 180,000 terminals could be sold by Heartland over 2-5 years with mobile capability, EMV and scanning options • 18,000 cloud based POS / hosted payment pages enhance our ability to leverage new payment brand opportunities • Building out frictionless commerce for SME and larger merchants • Durbin and brand competitiveness creates routing choices for Heartland and its clients • We will empower the merchant with new clients, more visits, higher tickets, new margin and loyalty

Market Overview – (USA) Card Not Present Vertical

Heartland PAYMENT SYSTEMS

		eCommerce Sub Vertical		
CNP Market Opportunity	CNP Acquiring Opportunity	B2C eCommerce Sub-Vertical*	B2C eCommerce CAGR (2012-17)**	B2C eCommerce Merchants***
$600BN	$1.5BN	$146BN	8.8%	~525k

- The eCommerce market is characterized by higher growth and margins associated with a larger value chain.
- A 3%-5% lift in CNP market share has the potential to generate incremental PTI of $16M - $25M.
- eCommerce development can be leveraged to enter other CNP sub verticals including Mail Order / Telephone Order, Recurring & Mobile

Sources: *DataMonitor (Feb. 2012); **First Annapolis (31Aug2012); ***Glenbrook Partners 2010

18

eCommerce Portfolio - Current State 19 Merchant Locations 7,300 Annual Transactions 22m Annual Sales Volume (USD) $3.2BN Market Share 1.4% Merchants $1K-$10MM Annual Sales $0.64 Sources: Heartland Payments (8/11-8/12); *First Annapolis (31Aug2012)  Heartland eCommerce functionality includes shopping cart, gateway, and eCommerce specific acquiring capabilities including anti-fraud, eTail, recurring payments and high capacity, reliable processing. Merchants $10 MM- $100MM Annual Sales $0.36 *Net Revenue/Transaction Vs. Industry $1.73 Vs. Industry $0.39

20 Sources: Heartland Payments (8/11-8/12); *First Annapolis (31Aug2012) “Heartland Payment Systems is enabling Google Wallet’s funding through reliable, highly functional eCommerce transaction servicing.” Frank T. Young, Commerce Business Development Manager

Value Chain and Value Expansion  Expand sales of eCommerce solutions by developing additional plugins to major carts & VARs  Develop new referral partnerships  Incentivize acquired merchants to sign-up for merchant services Value Add Services  Expand into new merchant segments by integrating new features: — Advanced Fraud Screening — Alternative Payments — Recurring Billing w/Profile Mgt. — B2C eCommerce Module — eCommerce In-a-box Gateway  Enhance gateway functionality and achieve market parity pricing  Partner with or acquire unique functionality and customer sets Payment Gateway Acquirer Customer Merchant Website & Shopping Cart Internet Value Add Services (ex. Fraud) Issuer eCommerce Eco System ACH Web Hosting & Shopping Carts

Market Problem: Merchant Connectivity Issues  Complexity and Costs — Multiple telecom providers resulting in too many bills and contracts to manage — Card, POS, gift, ATM, security, Wi-Fi, dial — Poor support and service coordination or DIY — Inherently insecure and causing escalating breaches — No future pathway & not cloud / mobile ready  Unattractive Industry Solutions  Not PCI compliant and often not secure — Few carriers packaging broadband and cellular back-up at an affordable price — Self-installed WiFi with no security or prioritization — No means to automatically comply with food safety monitoring or other industry compliance — Merchants looking for a method to support the cloud for many uses — No obvious pathway to mobile commerce • While 97% of tier one merchants are PCI compliant, only 57% of tier 3 merchants are compliant * • 2M+ US retail locations with POS systems • “Every small business will have broadband by 2012.” Testimony by Assistant, SecretaryStrickling, “Digital Divide: Expanding Broadband Access to Small Businesses” • 100k legacy petroleum and over 1M US retail POS systems are not yet leveraging IP encryption • 71k Heartland merchants are still processing dial, often despite IP at the location and speed * http://blog.elementps.com/element_payment_solutions/2011/11/visa-releases-pci-compliance-level-stats.html

Market Solution: Introducing SmartLink

Heartland PAYMENT SYSTEMS

- SmartLink is the answer for store communications optimization.
  - Consolidates management of store level network "piece & parts"
  - Redundant broadband solutions with 3G / 4G cellular back up
  - Upgrade paths for legacy POS terminals
  - Reduced PCI compliance scope
  - Cloud based network management
  - Monitoring tools that facilitate FDA required reports
  - Pathway to mobile commerce via secure WiFi
  - Dozens of additional vertically specific features
  - Proactive 24x7 service desk monitoring, support, and implementation
  - Simplified billing for telecom expenses

"Heartland's well planned roll out of SmartLink has improved our secure technical network position and added to returns on our network investment ."

Craig Weigand,
Manager,
Advertising and
Credit Card

MARATHON

Market opportunity in SME, multi-site mid-tier, and national retail merchant market:

- 5.2mm SME merchants in US [1]
- Over 900 mid-market companies with 300,000+ locations

[1] Source: The Nilson Report and First Annapolis Consulting Analysis, figures from 2006.
(1) U.S government census 2008; sum of non-employer firms and firms with 1- 4 employees

SmartLink Cumulative Site Growth and Projection  Heartland is shifting sales from large C-Store towards SME and additional markets, and client pull has been substantial. 24 614 9313 12288 16947 0 2000 4000 6000 8000 10000 12000 14000 16000 18000 2010 2011 2012 2013 SmartLink Locations Locations

SmartLink Momentum and Future

Heartland PAYMENT SYSTEMS

- Integrating into the entire SME sales force - cross sell and integration into all mid-market national deals
- Business development is occurring with cloud based POS and other IP dependent entities is showing demand.
- The Restaurant need is visceral, as restaurant locations consist of a transient workforce, high ownership turnover and the highest frequency of breach. First chains are signed.
- Merchants are able to respond to increased food and fuel inventory management regulatory requirements with SmartLink monitoring utilities.
- SmartLink's secure Wi-Fi products will make it possible for merchants to both leverage mobile commerce and collect customer data.
- SmartLink will streamline the migration to cloud based POS processing via managed redundant connectivity and flexible connectivity while maintaining PCI compliance

"SmartLink has created significant savings and has opened up new opportunities to help our dealers manage their businesses more effectively."

CITGO

Jonathan Watson
VP Marketing

"Our 60 location restaurant group is 100% dependent on the cloud for POS and service. With SmartLink, we just don't go down anymore."

FRESHBRANDS

Michael Bodnar
Managing Partner

Thank you. 26

David Gilbert Hospitality Group President Hospitality Solutions 27

 Deep experience through industry leadership roles – Understand the markets  Diversified expertise in all aspects of the business – Understand the business challenges  National Restaurant Association Chief Operating Officer – Drove solutions to help industry prosper  Joined Heartland to help: – Continue and reinforce merchant advocacy – Drive innovation and solutions for hospitality verticals – Strengthen partnerships with hospitality associations David Gilbert - Hospitality Group President

Restaurant Association Partners

Lodging Association Partners

 Payment Processing and Payment Technologies – Mobile payment acceptance – End to end encryption – Tokenization – Gift Cards  Payroll Solutions  Loyalty Marketing  FreshTxt (Reservation/Wait List/Table Management)  SmartLink (Managed Network Solutions)  Saas, tablet based POS solutions Hospitality Solutions

Addressable Market – Restaurant US Restaurant Market ~$650B Major Restaurant Sub Verticals (outlets)  Single Location  Chain  Fast Food  Coffee and Snack Shops  Bars and Nightclubs 204,000 34,000 264,000 50,000 66,000 US Restaurant Bankcard Volume $300B Major Competitors, Restaurant: BAMS, First Data, Vantiv, Wells Fargo, WorldPay US Market Overview Locations by # Employees 33% 43% 5% 8% 11% Single Location Fast Food Chain Coffee and Snack Shops Bars and Nightclubs Outlets by Type Internal & Confidential 48% 23% 22% 6% 1% <10 10-19 20 - 49 50 - 99 >100

Market Position – Restaurant Heartland Transaction and Volume 8-11 to 8-12 Outlets 58,600 VISA / MasterCard Transactions (#MM) 865.6 VISA /MasterCard Purchase Vol. ($BN) $24.1 Major Customers Internal & Confidential Heartland VISA MasterCard Volume Mix and Profitability Sub-Verticals Visa / MC $ Volume Heartland Margin Casual, Fast Casual and Fine Dining 89% 86% Quick Service 8% 10% Bars 2% 3% Catering 1% 1%

Addressable Market – Lodging US Lodging Market ~$181B Major Lodging Sub Verticals (thousands of rooms)  Branded hotels and motels  Independent hotels, motels, and B&Bs 3,368 1,500 US Lodging Bankcard Volume $90B Major Competitors, Lodging: First Data, Elavon, Citi, Global Payments Market Overview Properties by # Rooms Internal & Confidential 29% 70% 1% Casino Non-Casino Hotels and Motels Bed and Breakfast Inns Volume by Hotel Type 56% 33% 8% 2% 1% Under 75 rooms 75-149 rooms 150-299 rooms 300-500 rooms Over 500 rooms

Market Position – Lodging Aug. 2011 to Aug. 2012 Outlets 5,983 VISA / MasterCard Transactions (#MM) 22.0 VISA / MasterCard Purchase Vol. ($BN) $4.0 Major Customers Internal & Confidential

Addressable Market – Payroll

Heartland PAYMENT SYSTEMS

- SME Addressable Market based on SBA statistics:
  - 6.0M businesses between 1 and 100 employees
  - 2.2M businesses between 5 and 100 employees
- Turnover of SMEs Already Outsourcing Payroll = Opportunity
  - 600K of ~2.25M major payroll processor clients will attrite every year
- Increasing Complexity of Payroll – More SMEs Outsourcing
  - IRS tip reporting requirements
  - Wage & hour laws, benefit compliance laws, litigation risk
  - Payroll tax changes
  - E-Verify
  - High turnover in hospitality creates W2 and other payroll issues
  - Patient Protection and Affordable Care Act (a/k/a ObamaCare)

36

Heartland Payroll Overview  Launching Enhanced Product in Q4: – Superior platform, and new service standards in place – Integrated enhanced HR features – Sales training on new features, increased margin opportunities and improved sales tools – New specialized payroll sales to support sales force and drive payroll sales with quotas – Enhanced product and scalable platform will accelerate revenue and margin growth  Market Differentiators: – Pricing Advantage: 3-Year Price Lock is unheard of in the industry – Service Advantage: Heartland’s card processing service standards replicated – Human Resource Specialist: New support role will build and support customized client intranets with all HR compliance documents, websites, links, employee files – Merchant Relationships– Its about a service, not simply a transaction

Hospitality Solutions: Mobuyle  Offer new options for the customer to make purchases wherever they want  Catering, delivery, food carts, curbside, poolside, etc.  No “mobile payment tax” Problem: Customers want to buy and pay for food at home, in the office, on the road or wherever they happen to be. Solution:

Heartland: Bundled Solutions  Heartland’s Perspective: – Increases margin per account – Improves retention  Margin +  Retention =  Enterprise Value / Account – Increased sales efficiency  Merchant Perspective: – One throat to choke – fewer vendors to manage – Heartland’s reputation for fair dealings, transparency and security will translate to all of its products – Leverages Heartland’s great customer service resources – Add revenue building solutions like Loyalty Marketing and MoBuyle – Improve operations with FreshTxt – Reduces card and payroll processing costs

Hospitality Mid/Major Market Review  Strengths: – We compete for payment business with anyone on price / service – Not just a card processor – a broad-based integrated solution provider – Dominate the national and state hospitality trade association space – Large multi-unit operators respect our advocacy for SME operators  Opportunities: – We have less than 1% share of Major and Mid-Tier restaurant, retail and lodging market – Upside revenue, margin and brand reinforcement opportunities by pursuing larger accounts – Leverage Heartland reputation with larger merchants

Hospitality Mid/Major Market Association Alliances Specialized Sales Force Innovative Solutions POS Certifications Reputation Functionality and Integration Mid-Market, Franchise and Major Accounts

Thank you. 42

Michael A. Lawler President – Strategic Markets Group Strategic Markets Group 43

Strategic Markets Group Defined Key verticals that are being pursued by SMG include the following:  K-12  Campus Solutions  Micropayments  Payment Portal Solutions / Biller Direct  Healthcare  Services 44

Overview of K-12 Segment  What is K-12 Payment Market?  K-12 Acquisitions Performed  K-12 Acquisition Strategy  K-12 Market  Increasing Parent Adoption  K-12 Revenue, Margin and Growth Generators 45

What is K-12 Payment Market?  Public Schools – Meal Payments – School Activity Payments  Field Trip Fees  Graduation Fees  Athletic Fees  Club Dues  Private Schools – Tuition Payments – Meal Payments – School Activity Payments  Book Fees  Athletic Passes  Store items like spirit gear, books, etc. Most of these payments are still check or cash 46 Convert to online card or ACH

K-12 Acquisitions Performed

Heartland PAYMENT SYSTEMS

- LunchBox (4,400 schools)
  - Acquired 12/30/2010
  - Meal POS platform
- Comalex (3,700 schools)
  - Acquired 1/12/2011
  - Meal POS platform, online meal payment platform
- mySchoolBucks (900 schools)
  - Acquired 2/4/2011
  - Online meal and school activity payments platform
- School-Link Technologies (10,000 schools)
  - Acquired 9/30/2011
  - Meal POS platform, online meal and school activity payments platform
  - Large school districts
- LunchByte / NutriKids (10,000 schools)
  - Acquired 6/29/2012
  - Meal POS platform, menu planning and nutritional analysis software

29,000 Schools & ~30% Public School Market Share

47

K-12 Acquisition Strategy Initially….  Allow HPY to become leading K-12 POS provider – POS for public school cafeterias – High barriers to entry for new participants  Control online meal payments and have a relationship with the parent  Provide solid revenue growth opportunity with good margins  And realize consolidation synergies And then….  Change the focus to generating online payments – Offering online meal payments to all schools – Integrating and developing new technology to increase adoption by parents – Offer other online payments and control the processing and margin 48 Own POS Control Online Meal Pmts Own Relationship with Parent Own Other Online Pmts Control Processing & Margin

K-12 Market  Schools – Private: 33,740 » 6.7M students + 0.9M staff – Public: 98,916 » 49.8M students + 6.3M staff  Free & Reduced Rate for Public Schools: 54%  Annual Recurring Payment Opportunities and Assumptions – Meal » $432 (public) to $630 (private) – Public School Activities » $480 – Private School Tuition/Activities » $10,200 – Total Payments: ~$100B  Trends – Student population growing 8% annually through 2018 – Private school tuition increasing ~5% annually Sources: NCES, USDA, Census & Heartland analysis 49

Increasing Parent Adoption  Online Payment Websites – Parents register and create an account with all of their children associated to them – Parent can fund their children’s cafeteria accounts  Pay with credit, debit or ACH  Allows parent to setup a wallet for automatic re-loads or low balance reminders  Low Convenience Fees used – typically $1.95 or $2.00 – Provides ability to see what student is purchasing  See line item detail of meal purchases  Can even see a picture of the meal purchased by the child  Increasing Adoption – Links to payment site from all school related sites – Reminder letters being sent home to parents from school – Email and social media campaigns – Mobile-enabled websites – Testing ACH annual membership programs 50

K-12 Revenue, Margin and Growth Generators  Revenue Opportunities – Recurring payments (41%) – Recurring licenses & maintenance (31%) – One-time hardware, software and services (28%)  Margin Generation – Operating margins now in high 20s – Expanding above 30  Growth Opportunities – Expand utilization of electronic meal payments – Add activity fee payments – Add private school tuition payments 51

Thank you. 52

Kris Herrin Chief Technology Officer Technology Overview 53

Striving for Excellence  Recognized in InformationWeek 500 for 6 consecutive years  John South named Information Security Executive of the Decade  Ranked in IDG’s Computerworld 100 Best Places to Work in IT for Second Consecutive Year 54

Companies Trust Us  Our in-house platform  Security  Reliability 55

Simplification Drives Leverage 56 12 Datacenters 3 Datacenters Consolidation Mainframe Cloud Innovation

Innovation Roadmap  POS Technology  Frictionless Commerce  Opening the Last Mile  Next Generation Servicing 57 Heartland Mobile Cloud Information Business Process

Thank you. 58

Maria Rueda Chief Financial Officer Financial Overview 59

Record Quarterly Earnings Despite Weak Economic Backdrop:  Run of Strong Quarterly Earnings Growth  Capped with Record FY12 Q2 Performance  Adjusted Earnings (ex Stock Comp) Better Measure FY 12: Guiding To RECORD EARNINGS $7.8 $12.3 $12.6 $11.2 $13.8 $17.8 $7 $10 $13 $16 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Net Income $0.23 $0.34 $0.33 $0.35 $0.39 $0.50 $0.20 $0.30 $0.40 $0.50 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Adjusted Earnings Per Share millions 60

Earnings Drivers  Net Revenue Growth Being Levered Through Disciplined Expense Control to Rapidly Expand Margins Net Revenue Growing Operating Margins Expanding 12.9% 17.7% 17.7% 16.1% 18.1% 22.0% 10% 14% 18% 22% Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Costs as % of Net Revenue Normal seasonality 8.5% 6.1% 5.9% 13.3% 14.2% 10.7% 0% 3% 6% 9% 12% 15% Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 71.5% 67.9% 68.9% 68.8% 67.3% 63.4% 60.0% 64.0% 68.0% 72.0% 76.0% Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 61

Revenue Growth Drivers  New Margin Installed, Same Store Sales Up Volume Attrition Down Total New Margin Installed Same Store Sales Up Volume Attrition Down Full Year 2012: 1% - 2% growth in same store sales $12,543 $12,567 $12,972 $14,399 $14,471 $15,145 $12,000 $13,000 $14,000 $15,000 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 000’s omitted 62

Non-Card Revenue Growing Both Organically, thru Acquisitions  Non-Card revenues growing as a % of total net revenue  K-12 School Solutions Revenue Rapidly Increasing from Series of Acquisitions HSS Revenue Non-Card Revenues $40+ million/year pro forma run rate $18.5 $20.1 $19.0 $23.3 $26.0 $24.8 $15.0 $20.0 $25.0 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q1 12 $10.5 Q2 12 Pro forma millions 63 $1.5 $1.4 $2.0 $6.3 $6.2 $6.8 $3.7 $0 $4 $8 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Nutrakids Ongoing millions

Plan Achieved Significant Margin Expansion Objective  Committed to more focused Margin Expansion Strategy  Migrated to Cloud-based transaction processing IT strategy  Consolidated facilities, rationalized organization, product line $14,562 $21,652 $21,622 $20,147 $23,243 $29,733 $10,000 $15,000 $20,000 $25,000 $30,000 Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Operating Income 000’s omitted 12.9% 17.7% 17.7% 16.1% 18.1% 22.0% 10% 15% 20% Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Operating Margin 64

Disciplined Cost Management Across Organization Getting Leverage Across Entire Organization $10.0 $16.0 $22.0 $28.0 $34.0 $40.0 $46.0 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Card Processing Costs Cost of Goods & Services G&A Expense Costs Flattening Out… 71.5% 67.9% 68.9% 68.8% 67.3% 63.4% 60% 64% 68% 72% 76% Q1 '11 Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12 Total Costs as % of Net Revenue …and Dropping as a Proportion of Net Revenue millions 65

Cash Flow/Share Significantly Exceeding Adjusted EPS $0.56 $0.59 $0.63 $0.58 $0.72 $0.73 $0.23 $0.34 $0.33 $0.35 $0.39 $0.50 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Cash Flow Per Share Adjusted Earnings Per Share 66

Stock Based Compensation  Performance-based Stock Units Implemented as Incentive in 2010 ─ Aligns Employee with Shareholder Interests  2010/2011 Significantly Exceeded Financial Goals  Increased cost of Stock Based Compensation program  Likely to remain significant expense in 2013 Aligning Employee Interests with Shareholders Issue Date Performance Based Restricted Stock Units Granted Vest 2013 Vest 2014 Vest 2015 December 2010 508,800 50% 25% 25% December 2011 164,808 50% 50% 67

Strong Capital Structure 2011 Quarter Ended 2012 Quarter Ended ($ in millions) Mar 31 Jun 30 Sept 30 Dec 31 Mar 31 Jun 30 Cash and Cash Equivalents Cash on balance sheet $ 43.9 $ 41.3 $ 35.4 $ 40.3 $ 49.9 $ 42.9 Less: processing cash held (31.6) (29.1) (26.0) (28.0) (33.8) (29.0) Plus: cash advanced to merchants 29.7 47.3 46.6 40.0 39.3 48.5 $ 42.0 $ 59.5 $ 56.0 $ 52.3 $ 55.4 $ 62.4 Borrowings Revolver $ 15.2 $ - $ - $ - $ - $ 26.0 (a) Term Loan (b) 96.3 92.5 88.8 85.0 81.3 77.5 Total Borrowings $ 111.5 $ 92.5 $ 88.8 $ 85.0 $ 81.3 $ 103.5 (a) Repaid July 2012. (b) Amortization 2012 $7.5, 2013 $20, 2014 $20, 2015 $30 68

APPENDIX Regulation G GAAP v. Non-GAAP Reconciliation 69

Regulation G: GAAP v. Non-GAAP Reconciliation 2012 2012 2011 2011 2011 2011 (000's, except per share amounts) Mar 31 Jun 30 Mar 31 Jun 30 Sept 30 Dec 31 Net income excluding non-recurring: pretax $ 23,613 $ 29,018 $ 13,438 $ 20,676 $ 20,830 $ 20,384 after tax 14,536 17,851 8,291 12,743 12,810 12,480 diluted EPS 0.36 0.44 0.21 0.32 0.32 0.31 Non-GAAP Financial Measure Adjusted Net Income 15,669 20,313 9,225 13,567 13,506 14,181 Less: Provision for processing system intrusion 157 81 303 372 115 222 Income tax benefit on provision (60) (31) (115) (140) (44) (85) After-tax provision 97 50 188 232 71 137 Share-based compensation 2,934 3,967 1,970 1,730 1,270 4,578 Income tax benefit on share-based comp (1,116) (1,505) (748) (653) (481) (1,754) After-tax share-based comp 1,818 2,462 1,222 1,077 789 2,824 GAAP net income $ 13,754 $ 17,801 $ 7,815 $ 12,258 $ 12,646 $ 11,220 Adjusted net income per share $ 0.39 $ 0.50 $ 0.23 $ 0.34 $ 0.33 $ 0.35 Less: Provision for processing system intrusion - - - - - - Share-based compensation (0.05) (0.06) (0.03) (0.03) (0.02) (0.07) GAAP net income per share $ 0.34 $ 0.44 $ 0.20 $ 0.31 $ 0.31 $ 0.28 70

Thank you! 71

Bob Baldwin Vice Chairman Summary & Outlook 72

Investing In Our Strategy 73  Grow — Core Businesses — SME Card — K-12 — Payroll — Gift & Rewards — eCommerce — Campus — Micropayments — Petroleum/C-Store  Build, Acquire and Partnerships — New Businesses — National/Mid Market Card — eCommerce — Mobile — Grocery — Government/Utility — POS Technologies

Industry Challenges Change = Risk + Opportunity 74

Risks  Technology – Tablets – Cloud  Pricing – “New” flat rate schemes  Distribution – Mass Market vs. Field Sales 75

Opportunities  Technology – Tablets – Cloud  Pricing – Low cost provider  Distribution – Solutions sales 76

Cash Flow Significantly Exceeding EPS 77 $0.56 $0.59 $0.63 $0.58 $0.72 $0.73 $0.23 $0.34 $0.33 $0.35 $0.39 $0.50 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Q1 11 Q2 11 Q3 11 Q4 11 Q1 12 Q2 12 Cash Flow Per Share Adjusted Earnings Per Share

Using Strong Cash Flow to Reward Shareholders 78  Board recently authorized $50 Million Repurchase Program

Long Term Guidance 79 2012  Net Revenue: $540 million - $545 million  Adjusted EPS $1.77 and $1.81* • Before deducting PSI costs and $0.21 per share of after-tax share-based compensation expense 2013-15  Net Revenue: Growth of 12-15%  Operating Margin: + 100bp per annum  Operating Income: Growth of 15-20%

Thank you! 80